EXHIBIT 99.1

                         STOCK PURCHASE AGREEMENT DATED

                                DECEMBER 16, 1998



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                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of the 16th day of December, 1998 by and between Denbury Resources Inc. (the "Company") and TPG Partners II, L.P. ("Buyer").

                               W I T N E S S E T H

     WHEREAS, the Company desires to sell to Buyer, and Buyer desires to purchase from Company, 18,552,876 shares (the "Shares") of the Company's common shares, no par value (the "Common Shares"), for U.S.$100,000,000 pursuant to the terms and conditions set forth herein;

     WHEREAS, the Common Shares are traded on the New York Stock Exchange (the "NYSE") and the rules of the NYSE require approval of the sale of the Shares to Buyer by holders of a majority of shares voting on the proposal that are held by disinterested shareholders;

     WHEREAS, the Common Shares are traded on the Toronto Stock Exchange (the "TSE") and the rules of the TSE require the approval by holders of a majority of shares voting on the proposal that are held by disinterested shareholders of the sale of the Shares to Buyer; and

     WHEREAS, the Company is proposing to move its corporate domicile from Canada to the United States as a Delaware corporation (the "Continuance," the continued Delaware corporation being the "Continued Company"), and such Continuance requires shareholder approval by two-thirds (2/3) of all votes cast at a duly constituted meeting of shareholders and registration with the U.S. Securities and Exchange Commission (the "Commission") of the deemed issuance of new securities of the Company;

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                           PURCHASE AND SALE OF SHARES

     1.1 ISSUANCE AND PURCHASE AND SALE OF SHARES; PURCHASE PRICE. Subject to the terms and conditions set forth in this Agreement, and in reliance upon the representations and warranties hereinafter set forth, the Company agrees to sell and deliver to Buyer, and Buyer agrees to subscribe for and purchase from the Company, the Shares free and clear of all Liens for U.S.$5.39 per Common Share, for an aggregate purchase price of U.S.$100,000,000 (the "Buyer Purchase Price"). The parties agree that the Shares will be issued upon the closing of the transactions contemplated hereby (the "Closing") by the Company if the Continuance is not consummated, and by the Continued Company if the Continuance is consummated.

     1.2 MUTUAL CONDITIONS PRECEDENT. The Company's obligation to sell the Shares and Buyer's obligation to buy the Shares is subject to and conditioned upon:


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          (a)  approval of the sale of the Shares by the Company to the Buyer by that proportion of shareholders voting at a duly constituted meeting of shareholders required by applicable Law or the rules of the NYSE or the TSE (subject to Buyer and its Affiliates voting their Common Shares in the same proportions as those shareholders other than Buyer and such Affiliates voting thereon, or as otherwise required by the applicable Law or the rules of the NYSE or TSE);

          (b) the receipt of any approval required to be obtained from the TSE and compliance with Ontario Securities Commission Policy Statement 9.1 and similar policies from other Canadian securities regulators; and

          (c)  an  amendment  of  the  NationsBank   Credit  Facility   mutually
     acceptable to the Company and the Buyer, such acceptance not to be unreasonably withheld.

     1.3 CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS. The Company's obligation to issue and sell the Shares hereunder shall also be subject to and conditioned upon the satisfaction or waiver of each of the following additional conditions:

          (a) Representations and Warranties; Covenants. The representations and warranties of Buyer set forth in Article 2 hereof shall have been true and correct in all material respects on and as of the date hereof and shall be true and correct in all material respects as of the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date). Buyer shall have performed in all material respects all obligations and complied with all agreements, undertakings and covenants required by it to be performed at or prior to the Closing, and Buyer shall have delivered to the Company at the Closing a certificate in form and substance satisfactory to the Company dated the Closing Date and signed by an executive officer of TPG Advisors II, Inc. to the effect that the conditions set forth in this Section 1.3(a) have been satisfied.

          (b) Opinion of Counsel. The Company shall have received at the Closing from Richard A. Ekleberry, general counsel to TPG Advisors II, Inc., a written opinion dated the Closing Date, in form reasonably satisfactory to the Company, with respect to the matters set forth in Sections 2.3, 2.4 and 2.5.

          (c) Compliance with Laws; No Adverse Action or Decision. Since the date hereof,

               (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby;


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               (ii) no preliminary or permanent injunction or other order by any
          Governmental Entity that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby shall have been issued and remain in effect; and

               (iii) no Governmental Entity shall have instituted any action, claim, suit, investigation or other proceeding that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby.

          (d) Consents. All Regulatory Approvals from any Governmental Entity and all consents, waivers or approvals from any other Person required for or in connection with the execution and delivery of this Agreement and the Registration Rights Agreement and the consummation at the Closing by the parties hereto and thereto of the transactions contemplated hereby and thereby shall have been obtained or made on terms reasonably satisfactory to the Company, including proof of Buyer's timely filing of an early warning disclosure report and private placement questionnaire and undertaking required by the TSE, and all waiting periods specified under applicable Law, the expiration of which is necessary for such consummation, shall have expired or been terminated.

          (e) Registration Rights Agreement. The Company shall have received counterpart originals or certified or other copies of the Registration Rights Agreement and such other documents as it may reasonably request.

     1.4 CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATIONS. The obligation of Buyer to purchase the Shares hereunder shall also be subject to and conditioned upon the satisfaction or waiver of each of the following additional conditions:

          (a) Representations and Warranties; Covenants. The representations and warranties of the Company set forth in Article 3 hereof shall have been true and correct in all material respects on and as of the date hereof and shall be true and correct in all material respects as of the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct in all material respects as of such date), it being understood that for the purposes of Section 4.6, the representations and warranties made in the Agreement are being made as of the date hereof and are not being made as of the Closing Date. The Company shall have performed in all material respects all obligations and complied with all agreements, undertakings and covenants required hereunder to be performed by it at or prior to the Closing. The Company shall have delivered to Buyer at the Closing a certificate in form and substance satisfactory to Buyer dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company to the effect

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     that the conditions  set forth in this Section 1.4(a) have been  satisfied;
     provided that any certificate delivered under this Section 1.4(a), insofar as it relates to whether or not there has been a Material Adverse Effect that results primarily and directly from prevailing oil prices, prevailing natural gas prices or levels of production, will be prepared and based upon, respectively, the best knowledge of such officers with respect to such prices and production levels using information available to them at the time of preparation of such certificate (including the use of estimates where actual prices and production information are not available) and prepared in a manner consistent with the Company's past practices.

          (b) Opinions of Counsel. Buyer shall have received at the Closing from Jenkens & Gilchrist, a Professional Corporation, and Burnet, Duckworth & Palmer, written opinions dated the Closing Date, in form reasonably satisfactory to Buyer, with respect to matters set forth in Sections 3.1, 3.2, 3.3, 3.4, 3.5(a) and 3.9.

          (c) Continuance and Merger. If the Continuance shall have occurred and immediately thereafter the Significant Subsidiary shall have been merged into the Continued Company, the terms of such Continuance and merger shall have been approved by a majority of not less than two-thirds of all of the members of the Board of Directors of the Company and shall provide that (A) the exchange ratio of shares of common stock of the Continued Company for Common Shares shall be one-to-one and (B) the certificate of incorporation of the Continued Company shall expressly exempt the Continued Company from the applicability of Section 203 of the DGCL.

          (d) Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (A) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby, (B) no preliminary or permanent injunction or other order by any Governmental Entity that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby shall have been issued and remain in effect, and (C) no Governmental Entity shall have instituted any Proceeding that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby.

          (e) Consents. All Regulatory Approvals from any Governmental Entity and all consents, waivers or approvals from any other Person required for or in connection with the execution and delivery of this Agreement and the Registration Rights Agreement and the consummation at the Closing by the parties hereto and thereto of the transactions contemplated hereby and thereby shall have been obtained or made on terms reasonably satisfactory to the Buyer, and all waiting periods specified under applicable Law, the

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      expiration of which is necessary for such consummation, shall have expired or been terminated.

          (f)  Registration   Rights   Agreement.   Buyer  shall  have  received
     counterpart originals or certified or other copies of the Registration Rights Agreement and such other documents as it may reasonably request.

          (g) No Material Adverse Effect, No Alternative Transaction. Since the date of this Agreement, no event shall have occurred which has had, or is reasonably likely to have, a Material Adverse Effect, and no Alternative Transaction shall have been consummated or agreement, understanding, or arrangement with respect thereto entered into.

     1.5 NO REGISTRATION. Buyer acknowledges and understands that the Shares have not been registered under the Securities Act and are being acquired by Buyer for its own account (subject to the provisions of Section 1.7 hereof). Buyer will not sell, assign, transfer, pledge, hypothecate or otherwise dispose of or encumber the Shares, or any interest therein, except in compliance with the registration requirements of the Securities Act or an applicable exemption from registration thereunder, and in compliance with applicable state securities laws. Buyer understands that the certificates representing the Shares will bear the following legend:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. Neither this certificate nor any interest therein may be offered, sold, transferred, encumbered or otherwise disposed of, unless either (i) there is an effective registration statement under said Act relating thereto, or (ii) the Company has received an opinion of counsel, satisfactory in form and substance to the Company, that such registration is not required."

     1.6 CLOSING. Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Sections 1.2, 1.3 and 1.4, the Closing shall take place at the offices of Jenkens & Gilchrist, a Professional Corporation, no later than the first Business Day following such satisfaction or, if permissible, waiver, or at such other time and place as the parties may agree (the date on which the Closing occurs, the "Closing Date"). At the Closing, the following documents shall be exchanged:

          (a) In full payment for the Shares, Buyer shall deliver the Buyer Purchase Price in immediately available funds to the Company by wire transfer to the bank account designated by the Company at least two Business Days prior to the Closing Date, or by such other means as may be agreed upon by the parties hereto, together with the other documents, certificates and opinions to be delivered pursuant to Section 1.4 hereof.


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          (b) The Company  shall  deliver the  certificate(s)  representing  the
     Shares to Buyer (registered in the names of Buyer and/or its Affiliates and in the denominations designated by Buyer at least two Business Days prior to the Closing Date), together with the other documents, certificates and opinions to be delivered pursuant to Section 1.3 hereof.

          (c) Buyer and the Company shall execute and deliver each to the other at the closing a cross receipt for the certificate(s) representing the Shares and the funds representing the Buyer Purchase Price, respectively.

     1.7 ASSIGNMENT TO AFFILIATES. Buyer may assign all or any portion of its rights under this Agreement and the Registration Rights Agreement to any of its Affiliates having TPG GenPar II, L.P., as its general partner, provided that such Affiliate meets the definition of "Permitted Holder" under the terms of the Indenture dated as of February 26, 1998 (the "Indenture"), between Denbury Management Inc., the Company and ChaseBank of Texas, National Association, as Trustee, covering the Company's 9% Senior Subordinated Notes due 2008.

     1.8 COSTS OF TRANSACTION. Except as set forth in Sections 4.6 and 5.12, the parties agree that they shall bear their respective costs of the transaction, including costs of their respective counsel, provided that costs associated with registration, if any, of the Shares under the Securities Act and any applicable Canadian securities laws will be borne by the Company.

                                    ARTICLE 2
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to, and agrees with, the Company as follows:

     2.1 INFORMED SOPHISTICATED INVESTOR. By virtue of Buyer's position as an Affiliate of the Company both directly and indirectly through three members of the Company's Board of Directors being Affiliates of Buyer, Buyer has access to information regarding the Company's finances, properties, assets and liabilities, and business prospects to a degree sufficient to permit Buyer to make an informed investment decision as to the purchase of the Shares. By reason of Buyer's business and financial experience (and the business and financial experience of any persons retained by Buyer to advise it with respect to its investment in the Shares), Buyer (together with such advisers, if any) has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Shares. Nothing contained in this Section 2.1 shall mitigate or diminish the representations, warranties or covenants contained in this Agreement.

     2.2 NO DISTRIBUTION INTENT. Buyer represents to the Company that it is not acquiring the Shares with a view to, nor does it have any current intent to engage in, a distribution or resale of the Shares, and that the individual share of each participant in the Buyer had an aggregate

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acquisition  cost  to such  participant  of not  less  than  Cnd.$97,000.  Buyer acknowledges that it may only resell the Shares in compliance with the registration requirements of the Securities Act or an applicable exemption from registration thereunder.

     2.3. ORGANIZATION. Buyer is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite power and authority to own or lease and operate its properties and to conduct its business as it is now being conducted and is proposed to be conducted.

     2.4 AUTHORITY; NO CONSENT. Buyer represents to the Company that it is duly authorized to execute and deliver this Agreement and the Registration Rights Agreement and that upon execution and delivery by Buyer, this Agreement and the Registration Rights Agreement will constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms. Buyer has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. Buyer is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the Registration Rights Agreement or the consummation or performance of any of the transactions contemplated hereby or thereby.

     2.5 NO VIOLATION. Buyer represents and warrants that neither the execution and performance of this Agreement and the Registration Rights Agreement nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default (with or without the passage of time) under, its organizational documents, any agreement, indenture or other instrument under which it is bound, or (ii) violate or conflict with any applicable Law.

     2.6 THE TORONTO STOCK EXCHANGE. Buyer (i) undertakes not to sell or otherwise dispose of the Shares, or any securities derived therefrom, for a period of six (6) months from the Closing Date without the prior consent of the TSE and any other regulatory body having jurisdiction and (ii) agrees to execute any undertaking to this effect that may be required by the TSE.

     2.7 PERMITTED HOLDER. Buyer meets the definition of "Permitted Holder" under the terms of the Indenture.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to, and agrees with, Buyer as follows:


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     3.1. CORPORATE ORGANIZATION AND QUALIFICATION.  Each of the Company and its
Significant   Subsidiary  is  a  corporation,   limited   liability  company  or
partnership duly incorporated, organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own or lease and operate its properties and to conduct its business in all material respects as it is currently being conducted and is proposed to be conducted. Each of the Company and its Significant Subsidiary is duly licensed, authorized or qualified as a foreign corporation or partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership, lease or operation of property or conduct of business requires such qualification, except where the failure to be so licensed, authorized or qualified and in good standing would not, taken as a whole, have a Material Adverse Effect. The Company has made available upon request by Buyer a complete and correct copy of the Articles of Continuance in force on the date hereof and the Bylaws of the Company and its Significant Subsidiary, each as amended to date and each of which as so made available is in full force and effect. The Company will make available upon request by Buyer a complete and correct copy of the minute books of the Company and its Significant Subsidiary, each such minute book to include minutes of the meetings of, and resolutions adopted by, the Board of Directors and the boards of directors of the Significant Subsidiary and the committees thereof to date.

     3.2 SHARES. The Shares will be duly authorized and when issued in accordance with this Agreement and upon the payment of the Buyer Purchase Price set forth in Section 1.1 hereof, will be duly and validly issued, fully paid and nonassessable, and the Company will deliver an opinion of Burnet, Duckworth & Palmer or, if the Continuance shall have occurred at or prior to Closing, Jenkens & Gilchrist, a Professional Corporation, to that effect at the Closing.

     3.3 AUTHORITY; NO CONSENT. Upon the execution and delivery by the Company thereof, this Agreement and the Registration Rights Agreement will constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms. The Company has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. Except as set forth in Schedule 3.3 hereof, the Company is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated hereby or thereby.

     3.4. NO VIOLATION. Other than the Continuance and merger immediately thereafter of the Significant Subsidiary into the Continued Company for which a waiver and amendment under the NationsBank Credit Facility is being sought, the Company represents and warrants that neither the execution and performance of this Agreement and the Registration Rights Agreement nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with, or result in the breach of the terms, conditions and provision of, or constitute a default (with or without notice or the passage of time) under, or result in or give rise to a right of termination, cancellation, acceleration or modification of any right or obligation under, or give rise to a right

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to put or to compel a tender offer for outstanding  securities of the Company or any of its Subsidiaries under, or require any consent, waiver or approval under, any note, bond, debt instrument, indenture, mortgage, deed of trust, lease, loan agreement, joint venture agreement, contract or any other agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries is bound, (ii) violate or conflict with any applicable Law, (iii) violate or give rise to any preemptive rights, rights of first refusal or other similar rights on behalf of any Person (other than an Affiliate of Buyer) under any applicable Law or any provision of the charter or bylaws of the Company or the Continued Company or any agreement or instrument applicable to the Company or (iv) result in the creation or imposition of any Lien upon any assets or properties of the Company or any of its Subsidiaries.

     3.5. CAPITALIZATION; SECURITIES.

          (a) As of the date hereof, the authorized capital stock of the Company consists of:

               (i) an unlimited number of Common Shares, of which 26,801,680 are outstanding, 2,519,244 are reserved for issuance under the Option Plan, 75,000 are reserved for issuance under warrants and 64,858 are reserved for issuance under the Purchase Plan;

               (ii) an unlimited number of first and second preferred shares, issuable in series, of which no shares are outstanding and no shares are reserved for issuance; and

               (iii) all of such outstanding Common Shares were duly authorized and validly issued and are fully paid and non-assessable.

          (b) Except for options to purchase in the aggregate 1,890,531 Common Shares with an average exercise price of approximately U.S.$13.00 per share pursuant to the Option Plan and the natural gas hedging agreements described in Note 6 to the Consolidated Financial Statements of the Company contained in its Form 10-Q filed with the Commission on November 6, 1998, natural gas hedging agreements entered into in the normal course of business and options to purchase not more than 100,000 Common Shares that may be granted in accordance with the policy of the Board of Directors in connection with the hiring of new employees since the disclosure in such
     Note 6 through the Closing Date, and those certain options approved by the Board of Directors of the Company on December 1, 1998 to be granted as of January 1, 1999, there are no authorized or outstanding (or any obligations to authorize or issue) Derivative Securities.

          (c) As of December 1, 1998, the Company and its Subsidiaries have no outstanding Indebtedness other than U.S.$100,000,000 of Indebtedness outstanding pursuant to the NationsBank Credit Facility, U.S.$125,000,000 of the Company's 9%

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     Senior Subordinated Notes and no more than  U.S.$5,000,000  pursuant to all other credit arrangements, notes and ordinary course of business credit facilities. True, complete and correct copies of the NationsBank Credit Facility and Indenture, including the exhibits and schedules thereto and any other documents executed in connection therewith, will be made available to Buyer upon request.

          (d) Other than pursuant to the registration rights agreement dated as of December 21, 1995 among the Company and certain of Buyer's Affiliates, or under the Registration Rights Agreement, no Person has any right to require the Company to register securities of the Company under the Securities Act, and there are no shareholder or similar agreements to which the Company is a party, except as disclosed on Schedule 3.5(d) hereto. To the Company's knowledge, there are no securities that the Company is required to register pursuant to any agreement listed on Schedule 3.5(d) hereto.

     3.6. COMPANY REPORTS; FINANCIAL STATEMENTS.

          (a) The Company has made available to Buyer a true and complete copy of

               (i) the Company's Annual Report on Form 10-K for the years ended December 31, 1997 and 1996;

               (ii) the Company's Quarterly Report on Form 10-Q for the periods ended March 31, June 30 and September 30, 1998;

               (iii) each registration statement, report on Form 8-K, proxy statement, information statement or other report or statement filed by the Company with the Commission since December 31, 1995 and prior to the date hereof, in each case in the form (including exhibits and any amendments thereto) filed with the Commission (items (i) through (iii) collectively, the "SEC Reports"); and

               (iv) all documents forming part of its public file with the Canadian provincial securities commissions. As of their respective dates, the SEC Reports and any registration statement, report, proxy statement, information statement or other statement filed by the Company with the Commission before the Closing Date ("Subsequent Reports") (i) were, or will be, as the case may be, timely filed with the Commission; (ii) complied, or will comply, as the case may be, in all material respects, with the applicable requirements of the Exchange Act and the Securities Act, and (iii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has filed all reports and statements with the Commission required to have been filed as of the date hereof for the Company to register securities for sale on Form S-3 under the Securities Act or any successor form thereto.

               (b) Each of the consolidated balance sheets (including, where applicable, the related notes and schedules) included in or incorporated by reference into the SEC Reports and any Subsequent Reports fairly presents, or will fairly present, as the case may be, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the date thereof, and each of the consolidated statements of income (or statements of results of operations), stockholders' equity and cash flows (including the related notes and schedules) included in or incorporated by reference into the SEC Reports or any Subsequent Reports fairly presents or will fairly present as the case may be, in all material respects, the results of operations, retained earnings and cash flows, as the case may be, of the Company and its Subsidiaries (on a consolidated basis) for the periods or as of the dates, as the case may be, set forth therein, in each case in accordance with Canadian GAAP (or U.S. GAAP after the change to U.S. GAAP anticipated if the Continuance is consummated) applied on a consistent basis throughout the periods covered (except as stated therein or, where applicable, in the notes thereto, except in each of the foregoing instances in the case of interim statements for the lack of footnote disclosure.

     3.7. ABSENCE OF CERTAIN CHANGES. Except for transactions approved by two-thirds of all of the members of the Board of Directors, transactions contemplated by this Agreement and the Registration Rights Agreement, or as disclosed in the SEC Reports or on Schedule 3.7 hereto, since September 30, 1998, the Company and its Subsidiaries have conducted their consolidated business in the ordinary and usual course, and there has not been any of the following:

          (a)  any  change  or  amendment  to  the  charter,   bylaws  or  other
     organizational documents of the Company or any of its Subsidiaries;

          (b) any issuance or sale or purchase or redemption of any shares of their respective Equity Securities or of any Derivative Securities, other than pursuant to this Agreement and the Option Plan or Purchase Plan;

          (c) any dividend or other distribution declared, set aside, paid or made with respect to their respective Equity Securities or any direct or indirect redemption, purchase or other acquisition of such Equity Securities by the Company or any of its Subsidiaries, except dividends or other distributions made to the Company or to any Wholly Owned Subsidiary of the Company;

          (d) any acquisition or disposition of assets by the Company and its Subsidiaries having a fair value or for a purchase price in excess of U.S.$10,000,000, in the aggregate, other than acquisitions or dispositions made in the ordinary course of business, acquisitions or dispositions among the Company and its Wholly Owned Subsidiaries or among such Wholly Owned Subsidiaries;

          (e) except for borrowings under the NationsBank Credit Facility up to U.S.$130,000,000, any increase in excess of U.S.$5,000,000 in the Indebtedness of the Company and its Subsidiaries, taken as a whole, other than repayments at stated maturity and any change in intra-Company Indebtedness among the Company and its Wholly Owned Subsidiaries or among such Wholly Owned Subsidiaries;

          (f) except with respect to the NationsBank Credit Facility as contemplated by Sections 1.2(c) and 3.4 and related instruments, or agreements in the ordinary course of business, any material amendment of any mortgage, Lien, lease, agreement, loan agreement, indenture or other instrument or document;

          (g) any default, event of default or breach (or any event which, with notice or the passage of time or both, would constitute a default, event of default or breach) by the Company or any of its Subsidiaries of any credit, financing or other agreement or instrument relating to any material Indebtedness which has not been cured by the Closing Date;

          (h) any damage, destruction, theft or other casualty, loss (whether or not covered by insurance) which causes a Material Adverse Effect;

          (i) except with respect to the NationsBank Credit Facility as contemplated by Sections 1.2(c) and 3.4, any material commitment, agreement or transaction entered into, amended, or terminated (or any waiver of any rights or remedies under any of the foregoing) by the Company or any of its Subsidiaries (including any agreement with respect to any ongoing or threatened litigation), other than in the ordinary course of business;

          (j) any entry into or amendment of any material employment or severance compensation agreement or consulting or similar agreement with, or any material increase in the compensation or benefits payable or to become payable by the Company or any of its Subsidiaries to any employee of the Company or any of its Subsidiaries (other than agreements terminable without penalty or similar payment by the Company or such Subsidiary, as the case may be, on not more than 30 days' notice and any other increases in compensation payable or to become payable to employees (other than directors or officers) in the ordinary course of business;

          (k) any change in the financial accounting methods, principles or practices of the Company and its Subsidiaries for financial accounting purposes, taken as a whole, except as required by Canadian GAAP or applicable Law, other than the contemplated change to U.S. GAAP if the Continuance is consummated;

          (l) any adoption of a plan of or any agreement or arrangement with respect to or resolutions providing for the liquidation, dissolution, merger, consolidation or other reorganization of the Company or any of its Significant Subsidiaries other than the merger of Denbury Management Inc. into the Continued Company as contemplated in Section 1.4(c) hereof;

          (m) any change, condition, occurrence, circumstance or other event that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect; or

          (n) any commitment or agreement to do any of the foregoing, except as otherwise required or expressly permitted by this Agreement;

     3.8. FINANCIAL ADVISORS AND BROKERS.

          (a) No Person has acted, directly or indirectly, as a broker, finder or financial advisor of the Company in connection with this Agreement or the Registration Rights Agreement or the transactions contemplated hereby or thereby, and no Person is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Company, any of its Subsidiaries or any of their respective directors, officers or employees.

          (b) The Board of Directors has received an opinion from Credit Suisse First Boston Corporation to the effect that the consideration to be received by the Company for the Shares pursuant to the terms hereof is fair, from a financial point of view, to the Company.

     3.9. EXEMPTION FROM REGISTRATION. Assuming the representations and warranties of Buyer set forth in Article 3 hereof are true and correct in all material respects, the Company believes that the offer and sale of the Shares made pursuant to this Agreement will be in compliance with the Securities Act and any applicable Canadian provincial and U.S. state securities laws and rules of the NYSE and the TSE and will be, subject to the Company's filing of a report of trade on Form 20 within ten days of the Closing Date with the Alberta Securities Commission and the Company's payment of any applicable fees relating to such filing, and subject to compliance with the provisions of Section 18.2[2] of Ontario Securities Commission Policy 9.1, exempt from the registration requirements of the Securities Act and any applicable Canadian provincial and U.S. state securities laws and rules of the NYSE and the TSE.

     3.10. DISCLOSURE. The representations and warranties made by the Company in this Agreement, and the exhibits, documents, statements, certificates or schedules furnished or to be furnished to Buyer pursuant to the terms hereof or expressly referenced herein or therein, taken as a whole, do not and will not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

     3.11. PRICE PROTECTION. The Company has given notice and requested conditional listing approval from the TSE to the effect that the Company can issue the Shares at a price of U.S.$5.39 to Buyer pursuant to the terms hereof.

                                    ARTICLE 4
                                    COVENANTS

     4.1. TAKING OF NECESSARY ACTION. Each of the parties hereto agrees to use its reasonable best efforts promptly to take or cause to be taken all actions and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, Buyer and the Company will make all required filings as promptly as possible after the date hereof, and shall obtain all other Regulatory Approvals necessary or, in the opinion of Buyer or the Company, advisable in order to permit the consummation of the transactions contemplated hereby.

     4.2. CONDUCT OF BUSINESS. From the date hereof until the Closing, the Company shall conduct its business and shall cause its Subsidiaries to conduct their respective businesses in, and only in, the ordinary course and shall use, and shall cause its Subsidiaries to use, their best efforts to preserve intact their respective present business organizations, operations, goodwill and relationships with third parties and to keep available the services of the present directors, officers and key employees. Without limiting the generality of the foregoing, except as required pursuant to outstanding agreements or obligations of the Company or any of its Subsidiaries that have been disclosed to Buyer and set forth in the Schedules hereto or the SEC Reports, from the date hereof until the Closing, without the prior written consent of Buyer (except as expressly permitted or required by this Agreement), (i) the Company shall not, and shall cause each of its Subsidiaries not to, take any action that would cause a representation or warranty of the Company set forth herein to be untrue if made at such time, or a covenant of the Company set forth herein to fail to be satisfied; (ii) the Company shall not adopt any shareholder rights plan or supermajority voting requirement, issue any security or take any similar action that would have an adverse effect upon the legal rights of Buyer as a majority shareholder of the Company under applicable corporate Law following the consummation of the transactions contemplated in this Agreement; and (iii) the Company shall not, and shall cause each of its Subsidiaries not to, commit or agree to do any of the foregoing.

     4.3. NOTIFICATIONS. At all times prior to the Closing Date, Buyer shall promptly notify the Company and the Company shall promptly notify Buyer in writing of any fact, change, condition, circumstance or occurrence or nonoccurrence of any event which will or is reasonably likely to result in the failure to satisfy the conditions to be complied with or satisfied by it hereunder, provided however, that the delivery of any notice pursuant to this
Section 4.3 shall not limit or otherwise affect the remedies available hereunder to any party receiving such notice.

     4.4. ALTERNATIVE TRANSACTIONS.

          (a) From the date hereof until the earlier of the Closing and the termination of this Agreement (the "Exclusivity Period"), the Company shall not permit any of its Subsidiaries or Affiliates to, and shall not authorize or permit any of their Representatives to, directly or indirectly,

               (i) solicit or initiate, or encourage the submission of, any Proposal,

               (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Proposal or Alternative Transaction, other than a transaction with Buyer, or

               (iii)  authorize,  engage  in,  or enter  into any  agreement  or understanding with respect to, any Alternative Transaction; provided however, to the extent required by the fiduciary obligations of the Board of Directors, as determined in good faith by the Board of Directors based on the advice of outside counsel, the Company may participate in such discussions or negotiations or furnish such information in response to an unsolicited Proposal with respect to, or authorize, engage in or enter into any agreement or understanding with respect to, a Business Combination; and provided further, that if the Company's Board of Directors, as determined in good faith by the Board of Directors based on the advice of outside counsel, deems it to be in the best interests of its Shareholders, the Company, its officers and its Directors may notify any party that initiates discussions regarding a potential Alternative Transaction, that it is engaged in the transactions contemplated by this Agreement and will not engage in any further communications while pursuing such transactions.

          (b) The Company will promptly advise Buyer of, and inform Buyer of the terms of, any Proposal that the Company, any of its Subsidiaries or Affiliates or any of their Representatives may receive during the Exclusivity Period.

     4.5.  SHAREHOLDERS' MEETING.

          (a) The Company will take, in accordance with applicable Law and its organizational documents, all action necessary to present a proposal for the approval by shareholders of the transactions contemplated by this Agreement (the "Shareholder Approval Proposal") for a vote at a meeting of the Company's shareholders, which meeting shall be held as promptly as possible but in any event within such time periods as required by applicable regulatory authorities (the "Shareholders' Meeting").

          (b) The Company shall prepare and file with the Commission as promptly as possible after the date hereof a proxy statement for use in soliciting proxies in connection with the Shareholders' Meeting (as amended or supplemented, the "Proxy Statement"). The Proxy Statement shall contain the recommendation of the Board of Directors of the Company that the Company's shareholders approve the Shareholder Approval Proposal. The Company shall notify Buyer promptly of the receipt by it of any comments from the Commission or its staff and of any request by the Commission for amendments or supplements to the Proxy Statement or for additional information and will supply Buyer with copies of all correspondence between the Company and its representatives, on the one hand, and the Commission or the members of its staff or of any other Governmental Entities, on the other hand, with respect to the Proxy Statement. The Company shall give Buyer and its counsel the reasonable opportunity to review and comment on those portions of the Proxy Statement which pertain to Buyer, the purchase of Shares hereunder or the Shareholder Approval Proposal prior to its being filed with the Commission and shall give Buyer and its counsel the reasonable opportunity to review and comment on all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the Commission, provided that Buyer and its counsel shall provide such comments as soon as possible. The Company shall give reasonable consideration to any comments Buyer or its counsel may provide with respect to the Proxy Statement or any amendment or supplement thereto.

          (c) Other than with respect to any information with respect to Buyer supplied to the Company by Buyer in writing specifically for inclusion in the Proxy Statement as to which information the Company makes no representation or warranty, the Company hereby represents and warrants that the Proxy Statement, as of the date thereof and as of the date of the Shareholders' Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they will be made, not misleading.

          (d) Buyer hereby represents and warrants that the Proxy Statement, as of the date thereof and as of the date of the Shareholders' Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they will be made, not misleading, to the extent, and only to the extent that such statement or omission was made in reliance upon and in conformity with information with respect to Buyer and its Affiliates supplied to the Company by Buyer specifically for inclusion in the Proxy Statement.

          (e) Buyer and its Affiliates hereby agree that they will vote the Common Shares of the Company which they own on the Shareholder Approval Proposal in the same proportions as those shareholders other than Buyer and its Affiliates voting thereon.

     4.6.  INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless Buyer, each member of Buyer, each limited or general partner of each such member, each limited or general partner of each such limited or general partner, each of their Affiliates and each of their Representatives (collectively, the "Indemnified Parties") from and against any and all losses, penalties, judgments, suits, costs, claims, liabilities, damages and expenses (including, without limitation, reasonable attorneys' fees and disbursements but excluding Taxes imposed as a result of being a direct or indirect owner of the Shares or realizing income or gain with respect thereto) (collectively, "Losses"), incurred by, imposed upon or asserted against any of the Indemnified Parties as a result of, relating to or arising out of (i) the breach of any representation, warranty, agreement or covenant made by the Company in this Agreement or the Registration Rights Agreement or in any certificate delivered by the Company pursuant hereto or thereto or (ii) any litigation, claims, suits or proceedings by a third party to which such Indemnified Party is made a party (other than as a plaintiff) arising out of the transactions contemplated by this Agreement, except, in the case of this clause (ii), for such Losses which are finally judicially determined (including, without limitation, in a separate proceeding seeking declaratory relief specifically for this purpose) to have resulted primarily from the conduct of the Buyer or its Affiliates (other than the Company); provided that unless and until a final and non-appealable judicial determination shall be made that such Indemnified Party is not entitled to indemnification under clause (ii) above, each such Indemnified Party shall be reimbursed for all indemnified Losses under clause (ii) above as they are incurred; provided further that if a final and non-appealable judicial determination shall be made that such Indemnified Party is not entitled to be indemnified for Losses under clause
     (ii) above, such Indemnified Party shall repay to the Company the amount of such Losses for which the Company shall have reimbursed such Indemnified Party.

          (b) Buyer agrees to indemnify and hold harmless the Company and each of its Representatives (collectively, the "Indemnified Company Parties") from and against any and all Losses incurred by any of the Indemnified Company Parties as a result of, or arising out of, the breach of any representation, warranty, agreement or covenant made by Buyer in this Agreement or the Registration Rights Agreement or in any certificate delivered by Buyer pursuant hereto or thereto.

          (c) If any claim, suit or proceeding covered by Section 4.6(a) above is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such proceeding, the indemnifying party will be entitled to participate in such proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such proceeding and the Indemnified Party determines in good faith that joint representation would be inappropriate or (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the indemnifying party, and the Indemnified Party shall have reasonably concluded, upon advice of counsel, that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party), to assume the defense of such proceeding and provide indemnification with counsel satisfactory to the Indemnified Party and, after notice from the indemnifying party will not be liable to the Indemnified Party for any fees of other counsel or any other expenses with respect to the defense of such proceeding. If the indemnifying party assumes the defense of a proceeding, no compromise or settlement of such claims may be effected by the indemnifying party or Indemnified Party without the other's consent. If, upon receiving notice, the indemnifying party does not timely undertake to defend such matter to which the Indemnified Party is entitled to indemnification hereunder, or fails to diligently pursue such defense, the Indemnified Party may undertake such defense through counsel of its choice, at the cost and expense of the indemnifying party.

     4.7. ANTITAKEOVER STATUTES. The Company shall take all reasonable action within its power to exempt the Company, the Continued Company or Buyer from the provisions of any antitakeover, business combination or similar provision of applicable Law in connection with or following the transactions contemplated hereby. Without limiting the generality of the foregoing, the certificate of incorporation of the Continued Company shall exempt the Continued Company from the applicability of Section 203 of the DGCL.

                                    ARTICLE 5
                                  MISCELLANEOUS

     5.1 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

     5.2 SURVIVAL OF REPRESENTATIONS. All representations, warranties and agreements made by the Company and Buyer in this Agreement or pursuant hereto shall survive the execution and delivery of this Agreement.

     5.3 NOTICES. All notices, payments and other required communications ("Notices") to the parties shall be in writing, and shall be addressed, respectively, as follows:

            If to Company:    Denbury Resources Inc.
                              17304 Preston Road, Suite 200
                              Dallas, Texas 75252
                              Attn: Phil Rykhoek

            If to Buyer:      TPG Partners II, L.P.
                              201 Main Street
                              Suite 2420
                              Fort Worth, Texas 76102
                              Attn: James J. O'Brien

All Notices shall be given (i) by personal delivery, (ii) by electronic communication, with a confirmation sent by registered or certified mail, return receipt requested, or (iii) by overnight courier. All Notices shall be deemed delivered (i) if by personal delivery on the date of delivery if delivered during normal business hours, and, if not delivered during normal business hours, on the next business day following delivery, (ii) if by electronic communication, on the date of receipt of the electronic communication, and (iii) if by overnight courier on the date for which delivery was contracted. A party may change its address by Notice to the other party.

     5.4 APPLICABLE LAW AND VENUE. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal laws, and not the law of conflicts, of the State of Texas, except that (i) matters of corporate law shall, until the consummation of the Continuance, be governed by the Canada Business Corporations Act and, thereafter, by the Law of the State of Delaware and (ii) matters of securities laws shall be governed by the federal securities laws of the United States and the securities laws of the several provinces of Canada, as applicable. Any legal action relating to this Agreement shall be brought only in the United States District Court for the Northern District of Texas, Dallas Division.

     5.5 WAIVER. The failure of a party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit the party's right thereafter to enforce any provision or exercise any right.

     5.6 SEVERABILITY. If any term, provision, covenant, or restriction of this Agreement is held by the final, nonappealable order of a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

     5.7 AMENDMENTS. This Agreement may be amended, modified, or superseded only by written instrument executed by all parties hereto.

     5.8 HEADINGS. The Article and Section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent or for any purpose, to limit or define the text of any Article or Section.

     5.9 Gender and Number. Whenever required by the context, as used in this Agreement, the singular number shall include the plural and the neuter shall include the masculine or feminine gender, and vice versa.

     5.10 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

     5.11 SPECIFIC PERFORMANCE. The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law and to the extent the party seeking such relief would be entitled on the merits to obtain such relief, each party waives any objection to the imposition of such relief.

     5.12 TERMINATION.

          (a) Subject to Section 5.12(b), this Agreement may be terminated by notice in writing at any time prior to the Closing by Buyer or the Company if:

               (i) the Shareholder Meeting shall have been held and the Shareholder Approval Proposal shall not have been approved thereat;

               (ii) the Closing shall not have occurred on or before the earlier of the last day of the Pricing Period and the 180th day following the date hereof;

               (iii) any Governmental Entity of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement and such judgment, injunction, order, ruling, decree or other action becomes final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 5.12(a)(iii) shall have used its best efforts to have such judgment, injunction, order, ruling or decree lifted, vacated or denied;

               (iv) the Company and Buyer so mutually agree in writing;

     provided however, that the right to terminate this Agreement under Section 5.12(a)(i) or (ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date.

          (b) If this Agreement is terminated in accordance with Section 5.12(a) hereof and the transactions contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect except that (i) the terms and provisions of Section 4.6 and this Article 5 shall remain in full force and effect and (ii) any termination of this Agreement shall not relieve any party hereto from any liability for any breach of its obligations hereunder.

          (c) If this Agreement is terminated in accordance with Section 5.12(a)(i) or a(ii) hereof, the Company shall pay to Buyer, within one Business Day following such termination, a fee in the amount of U.S.$1,000,000 in immediately available funds.

          (d) Within one Business Day of the later to occur of (i) termination of this Agreement and (ii) the earlier of (A) the entering into of a written agreement, letter of intent, agreement in principle, memorandum of understanding or similar writing with respect to an Alternative Transaction and (B) the consummation of an Alternative Transaction, the Company shall pay Buyer (or its assignees) the Alternative Transaction Fee; provided that an Alternative Transaction Fee shall be payable only in the event that (i) a bona fide Alternative Transaction (whether or not the same Alternative Transaction as is ultimately consummated or as to which a written agreement, letter of intent, agreement in principle, memorandum of understanding or similar writing is ultimately entered into) is proposed to, or an inquiry or contact with respect thereto is made to, the Company or its Designated Representatives prior to the Cut-Off Date (as defined below) or a Proposal with respect to a bona fide Alternative Transaction is publicly announced by the Person contemplating such transaction or an agent of such Person prior to the CutOff Date and (ii) an agreement with respect to an Alternative Transaction is entered into or an Alternative Transaction is consummated within one year after the Cut-Off Date. The term "Cut-Off Date" shall mean the earlier of (i) the last day of the Pricing Period, or
     (ii) the termination of this Agreement. The term "Designated Representatives" means (i) any officers, directors or employees of the Company or its Subsidiaries (the "Affiliated Representatives") or (ii) any other Representative of the Company to the extent that such Representative conveys the relevant information to the Company or an Affiliated Representative.

     5.13 NO THIRD-PARTY BENEFICIARIES. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except that the provisions of Section 4.6 shall inure to the benefit of and be enforceable by each of the Indemnified Parties.

     5.14 DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

     "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act. The term "Affiliated" has a correlative meaning.

     "Affiliated Representatives" has the meaning set forth in Section 5.12(d).

     "Agreement" has the meaning set forth in the preamble hereto.

     "Alternative Transaction" means any (A) direct or indirect acquisition or purchase of any Equity Securities of the Company or any of its Subsidiaries or any tender offer or exchange offer, that if consummated would result in any Person (other than Buyer or any of its Affiliates) Beneficially Owning 25% or more of any class of Equity Securities of the Company or Equity Securities of any of its Subsidiaries, (B) Business Combination, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries, or (C) other transaction the consummation of which would prevent or materially delay the transaction contemplated hereby.

     "Alternative Transaction Fee" means (i) U.S.$3,000,000 less (ii) any amount paid to Buyer pursuant to Section 5.12(c).

     "Articles of Continuance" means the Articles of Continuance of the Company, as such may be amended from time to time.

     "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings.

     "Board of Directors" means the board of directors of the Company.

     "BOE" means one barrel of oil equivalent using the ratio of one barrel of crude oil, condensate or natural gas liquids to six Mcf of natural gas.

     "Business Combination" means a merger or consolidation in which the Company is a constituent corporation and pursuant to which Voting Securities of the Company are exchanged for cash, securities or other property, a recapitalization of the Company or a sale of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole; provided that a transaction or series of transactions as a result of which the Beneficial Ownership of the Equity Securities of the Company or of the surviving entity of the transaction (or of the ultimate parent of the Company or of such surviving entity) immediately after the consummation of such transaction is the same (other than in respect of fractional shares or odd lots) as the Beneficial Ownership of the Company's Equity Securities immediately prior to the consummation thereof shall not be deemed a "Business Combination."

     "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by Law or executive order to close.

     "Buyer" has the meaning set forth in the preamble hereto.

     "Buyer Purchase Price" has the meaning set forth in Section 1.1 hereof.

     "Bylaws" means the Bylaws of the Company, as amended from time to time.

     "Canadian GAAP" means Canadian generally accepted accounting principles as in effect at the relevant time or for the relevant period.

     "Closing" has the meaning set forth in Section 1.1 hereof.

     "Closing Date" has the meaning set forth in Section 1.4 hereof.

     "Commission" has the meaning set forth in the recitals hereto.

     "Common Shares" has the meaning set forth in the recitals hereto.

     "Company" has the meaning set forth in the preamble hereto.

     "Continued Company" has the meaning set forth in the recitals hereto.

     "Continuance" has the meaning set forth in the recitals hereto.

     "Cut-Off Date" has the meaning set forth in Section 5.12(d).

     "Derivative Securities" means any subscriptions, options, conversion rights, warrants, or other agreements, securities or commitments of any kind obligating the Company or any of its Subsidiaries to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, any Equity Securities of the Company or any of its Subsidiaries.

     "Designated Representatives" has the meaning set forth in Section 5.12(d).

     "DGCL" means the Delaware General Corporation Law.

     "Equity Securities" of any Person means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Exclusivity Period" has the meaning set forth in Section 4.4(a) hereof.

     "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether U.S. or Canadian federal, state, provincial, local or foreign.

     "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

     "Guarantee" means any direct or indirect obligation, contingent or otherwise, to guarantee (or having the economic effect of guaranteeing)
Indebtedness in any manner, including, without limitation, any monetary obligation to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of another Person (whether arising by agreement to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise).

     "Indebtedness" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, Guarantees or other similar instruments, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of property, assets or services (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business), (v) any interest rate or currency swap or similar hedging agreement, and (vi) any capital lease obligation of such Person.

     "Indemnified Parties" has the meaning set forth in Section 4.6(a) hereof.

     "Indemnified Company Parties" has the meaning set forth in Section 4.6(b) hereof.

     "Law" means any law, treaty, statute, ordinance, code, rule or regulation of a Governmental Entity or judgment, decree, order, writ, award, injunction or determination of an arbitrator or court or other Governmental Entity.

     "Lien" means any mortgage, pledge, lien, security interest, claim, voting agreement, conditional sale agreement, title retention agreement, restriction, option or encumbrance of any kind, character or description whatsoever.

     "Losses" has the meaning set forth in Section 4.6(a) hereof.

     "Material Adverse Effect" means a material adverse effect on the financial condition, results of operations, business or assets of the Company and its Subsidiaries taken as a whole, provided however, that any such adverse effect (including, without limitation, (i) an adverse effect on the Company's financial statements, (ii) non-cash writedowns in the book value of the Company's oil and gas properties, (iii) a decline in the Company's reserve quantities or value,

(iv) a decline in the Company's production volumes, or (v) a decrease in the borrowing base under the NationsBank Credit Facility) shall not be considered to be a Material Adverse Effect if it results primarily and directly from (x) prevailing oil prices, provided that the weighted average oil price realized by the Company over any 28 consecutive day period between the date hereof and the Closing Date does not fall below 80% of the per barrel price realized by the Company for the week commencing December 6, 1998, or (y) prevailing natural gas prices, provided that the weighted average gas price realized by the Company (after giving effect to any benefit received by the Company from natural gas hedging contracts covering the Company's gas production) over any 28 consecutive day period between the date hereof and the Closing Date does not fall below 80% of the per Mcf price realized by the Company for the week commencing December 6, 1998, or (z) a decrease in the Company's production, provided that the average daily production (on a BOE basis) during any 28 consecutive day period between the date hereof and the Closing Date does not fall to a level below 13,000 BOE per day.

     "Mcf" means one thousand cubic feet of natural gas.

     "NationsBank Credit Facility" means the credit facility established pursuant to the First Restated Credit Agreement, by and among Denbury Management, Inc., as borrower, the Company, as guarantor, NationsBank of Texas, N.A., as administrative agent, NationsBank Montgomery Securities LLC, as syndication agent and arranger and the financial institutions listed on Schedule I thereto, as banks, dated December 29, 1997, as amended.

     "NYSE" has the meaning set forth in the recitals hereto.

     "Option Plan" means the Company's employee stock option plan made effective August 9, 1995.

     "Person"  means  any   individual,   corporation,   company,   association,
partnership,   joint  venture,   trust  or   unincorporated   organization,   or
Governmental Entity.

     "Pricing Period" means the period from the date hereof to the 90th day following the date of filing of the Proxy Statement; provided however, that, if
(i) the Closing has not occurred prior to the 90th day following the date hereof due solely to delays by the Commission or its staff in reviewing the Proxy Statement or any amendment thereto, (ii) the Company has received written confirmation from the TSE to the effect that the Company can issue the Shares at a price of U.S.$5.39 to Buyer at any time prior to a date subsequent to the 90th day following the date hereof and (iii) the Company provides a written copy of such confirmation to Buyer, then "Pricing Period" shall mean the period from the date hereof to such subsequent date.

     "Proceeding" means any claim, suit, action, proceeding, arbitration or investigation.

     "Proposal" means any inquiry, proposal or offer from any person relating to an Alternative Transaction.

     "Proxy Statement" has the meaning set forth in Section 4.4(b) hereof.

     "Purchase Plan" means the Company's employee stock purchase plan made effective February 1, 1996.

     "Registration Rights Agreement" means the Registration Rights Agreement to entered into on the Closing Date among the Company, TPG Partners, L.P., TPG Parallel I, L.P., Buyer and any assignees of Buyer, in the form attached hereto as Exhibit A.

     "Regulatory Approvals" means (i) any and all certificates, permits, licenses, franchises, concessions, grants, consents, approvals, orders, registrations, authorizations, waivers, variances or clearances from, or filings or registrations with, Governmental Entities and (ii) any and all waiting periods imposed by applicable Laws.

     "Representatives" means, with respect to any Person, any of such Person's officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

     "SEC Reports" has the meaning set forth in Section 3.6(a) hereof.

     "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Shareholder Approval Proposal" has the meaning set forth in Section 4.5(a) hereof.

     "Shareholder' Meeting" has the meaning set forth in Section 4.5(a) hereof.

     "Shares" has the meaning set forth in the recitals hereto.

     "Significant Subsidiary" means Denbury Management Inc. and any successor thereto.

     "Subsequent Reports" has the meaning set forth in Section 3.6(a) hereof.

     "Subsidiary" means, as to any Person, any other Person of which more than 50% of the Voting Securities are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

     "TSE" has the meaning set forth in the recitals hereto.

     "Voting Power" means, with respect to any Voting Securities, the aggregate number of votes attributable to such Voting Securities that could generally be cast by the holders thereof for the election of directors at the time of determination (assuming such election were then being held).

     "Voting Securities" means, (i) with respect to the Company, the Equity Securities of the Company entitled to vote generally for the election of directors of the Company and (ii) with respect to any other Person, any securities of or interests in such Person entitled to vote generally for the election of directors or any similar managing person of such Person.

     "Wholly Owned Subsidiary" means, as to any Person, a Subsidiary of such Person of which 100% of the Equity Securities (other than directors' qualifying shares or similar shares) is owned, directly or indirectly, by such Person.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

Company:                            DENBURY RESOURCES INC.



                                       By:  /s/ Phil Rykhoek
                                          ------------------------------------
                                     Name: Phil Rykhoek
                                     Title:Chief Financial Officer & Secretary


Buyer:                              TPG PARTNERS II, L.P.

                                    By:  TPG GenPar II, L.P., General Partner

                                    By:  TPG Advisors II, Inc., General
                                         Partner



                                       By:  /s/ William S. Price, III
                                          ------------------------------------
                                      Name: William S. Price, III
                                     Title: Vice President

                                   SCHEDULES


                    There are no schedules to this Agreement.

                                    EXHIBIT A






                          REGISTRATION RIGHTS AGREEMENT

                      Dated as of [________________, ____]

                                  by and among

                             DENBURY RESOURCES INC.,

                             TPG PARTNERS II, L.P.,

                               TPG PARTNERS, L.P.

                                       and

                              TPG PARALLEL I, L.P.

                                Table of Contents

                                                                            Page

1. Definitions...............................................................1

2. Incidental Registration...................................................2

   (a) Incidental Registration...............................................2

   (b) Priority on Registrations.............................................3

3. Shelf Registration........................................................3

   (a) Filing................................................................3

   (b) Continued Effectiveness...............................................4

   (c) Delay in Filing; Suspension of Registration...........................4

   (d) Underwritten Offering.................................................4

4. Demand Registration Right.................................................5

   (a) Right to Demand; Notice to Holders....................................5

   (b) Number of Demand Registrations........................................5

   (c) Limitation on Demand Registration.....................................6

   (d) Delay in Filing; Suspension of Registration...........................6

   (e) Underwritten Offering.................................................6

5. Black-Out Periods.........................................................7

   (a) Restrictions on Public Sale by Holders................................7

   (b) Restrictions on Public Sale by Company................................7

6. Registration Procedures...................................................7

7. Registration Expenses....................................................10

   (a)Registration in the United States or Any Political Subdivision Thereof10

   (b)Qualification in Canada or Any Political Subdivision Thereof..........10

8. Indemnification; Contribution............................................11

   (a) Indemnification by the Company.......................................11

   (b) Indemnification by Holders...........................................12

   (c) Conduct of Indemnification Proceedings...............................12

   (d) Contribution.........................................................13

9. Miscellaneous............................................................13

   (a) Limitations on Subsequent Registration Rights........................13

   (b) Amendments and Waivers...............................................14

   (c) Notices..............................................................14

   (d) Successors and Assigns...............................................13

   (e) Counterparts.........................................................14

   (f) Headings.............................................................14

   (g) Governing Law........................................................15

   (h) Severability.........................................................15

   (i) Entire Agreement.....................................................15

   (j) Attorneys' Fees......................................................14

   (k) No Inconsistent Agreements...........................................14

   (l) Enforcement..........................................................14

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into effective as of [______________, ____] (the "Effective Date"), by and among Denbury Resources Inc., a [Delaware/Canadian] corporation (the "Company"), TPG Partners II, L.P., a Delaware limited partnership ("Partners II"), TPG Partners, L.P., a Delaware limited partnership ("Partners I") and TPG Parallel I, L.P., a Delaware limited partnership ("Parallel I").

     This Agreement is made pursuant to the Stock Purchase Agreement dated as of December 16, 1998 by and between the Company and Partners II (the "Stock Purchase Agreement").

     The parties hereby agree as follows:

     1. DEFINITIONS.

     Except as set forth below, or as otherwise defined in this Agreement, all capitalized terms shall have the meanings ascribed to them in the Stock Purchase Agreement. For purposes of this Agreement, the following terms shall have the meanings so provided:

          (a) "Adverse Disclosure" means (x) filing with the Commission of financial statements (or modifications to previously filed financial statements required by Applicable Securities Laws that pertain to the completeness of financial statements or updating of financial statements) of the Company or an acquired business as defined under Rule 3-05 of Regulation S-X under or (y) public disclosure of material non-public information, which disclosure in the good faith judgment of the board of directors of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

          (b) "Applicable Securities Laws" means the securities laws, rules and regulations of the United States of America or of Canada, or any political subdivision of either and the by-laws, rules and regulations of the TSE, the NYSE and any other exchange upon which Common Shares are listed applicable to the subject offering or placement.

          (c) "Holder" or "Holders" means any holder or holders of Registrable Common Shares.

          (d)   "Participating   Holder"   means  any  Holder   requesting   the
registration of Registrable Common Shares pursuant to Sections 2 or 4.

          (e) "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of all or any portion of the securities covered by the Registration

Statement and all other amendments and supplements to the prospectus, including post-effective amendments and all other material incorporated by reference in such prospectus.

          (f) "Registrable Common Shares" means the Subject Common Shares, provided, that Subject Common Shares shall cease to be Registrable Common Shares when (i) such Subject Common Shares are sold (A) pursuant to a Registration Statement or other qualified document filed, when declared effective, under Applicable Securities Laws or (B) without registration pursuant to Rule 144 under the Securities Act or as otherwise permitted under Applicable Securities Laws, or (ii) the Company delivers to the Holders an opinion of counsel satisfactory to the Holders of a majority of the Subject Common Shares then outstanding to the effect that such Subject Common Shares may be publicly offered without registration under Rule 144 under the Securities Act or as otherwise permitted under Applicable Securities Laws.

          (g) "Registration Statement" means any Registration Statement of the Company filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

          (h) "Shelf Registration Statement" means a Registration Statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission).

          (i) "Subject Common Shares" means the 27,274,314 Common Shares Beneficially Owned as of the Closing Date by any limited partnership, limited liability company or other investment fund managed directly or indirectly by the principals of TPG Advisors, Inc., a Delaware corporation, or TPG Advisors II, Inc., a Delaware corporation.

          (j) "Underwritten Offering" means an offering in which securities of the Company are sold to an underwriter on a firm commitment basis for reoffering to the public.

     2. INCIDENTAL REGISTRATION.

          (a) Incidental Registration. If the Company proposes to register or qualify any of its Common Shares under any Applicable Securities Laws for sale (other than a registration on Form S-4, S-8 or any similar form), it will serve written notice of such proposed registration or qualification to all Holders at least 21 days before the anticipated filing date of a Registration Statement or other document required for qualification, as applicable, relating thereto. Written notices served by the Company pursuant to the preceding sentence of this
Section 2(a) shall be referred to hereinafter as "Notices." Subject to the restrictions and in accordance with the procedures set forth below, the Company will use its best efforts to include in any registration or qualification to which a Notice relates all

Registrable Common Shares with respect to which the Company has received from any Holder written requests for inclusion therein within 7 days prior to such filing.

     (b) Priority on Registrations.

          (i) Notwithstanding the provisions of Section 2(a) hereof, in the case of an Underwritten Offering by the Company of Common Shares or securities convertible into or exchangeable or exercisable for Common Shares, the managing underwriter or underwriters of the Underwritten Offering may limit the number of Registrable Common Shares included in the Underwritten Offering pursuant to any Registration Statement or qualification if, in its or their reasonable opinion, the number of Registrable Common Shares proposed to be sold in such Underwritten Offering exceeds the number that can be sold without materially adversely interfering with the orderly sale and distribution of the securities being offered pursuant to such Registration Statement or qualification. In the event the number is to be so limited in the Underwritten Offering, qualification or registration, a sufficient number of securities shall be eliminated to reduce the total amount of securities to be included in such Underwritten Offering, qualification or registration to the amount recommended by such underwriter. In reducing the amount of securities to be included in such Underwritten Offering, qualification or registration, the Company will include in such Underwritten Offering, qualification or registration (A) first, all securities the Company proposes to sell, and (B) second, to the extent not inconsistent with the Stock Purchase Agreement or the Securities Purchase Agreement dated as of November 13, 1995 by and among the Company, Partners I and Parallel I, as amended, and all documents related thereto, all Registrable Common Shares Beneficially Owned by Holders requested to be included in the Underwritten Offering, qualification or registration and Common Shares requested to be included by other holders of Common Shares who have registration rights in respect thereof pari passu with the registration rights granted hereby, reduced pro rata according to the number of Registrable Common Shares or Common Shares which are Beneficially Owned by Holders and each such other holder, as the case may be, and requested to be included in such registration or qualification in good faith with the bona fide intention of selling the same.

          (ii) The Company shall use its best efforts to enable the Registrable Common Shares of Holders, if inclusion in a registration or qualification and related Underwritten Offering is properly requested, to be included in such registration or qualification and Underwritten Offering.

     3. SHELF REGISTRATION.

          (a) Filing. As promptly as practicable following a demand by Holders of not less than 25% of the Registrable Common Shares at any time up until the sixth (6th) anniversary of the Closing Date, the Company shall file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Common Shares by Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act. If, on the date of any such demand, the Company does not qualify to file a Shelf Registration Statement, then the provisions of this Section 3 shall not apply, but, if at any time thereafter, the Company does so qualify, it shall, as promptly as practicable following a subsequent demand by Holders of not less than 25% of the Registrable Common Shares, file a Shelf Registration Statement and use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective. Any such requested registration that results in the declaration of effectiveness of a Shelf Registration Statement shall hereinafter be referred to as a "Shelf Registration."

          (b) Continued Effectiveness. The Company shall use its reasonable best efforts to keep any Shelf Registration Statement filed and declared effective pursuant to Section 3(a) continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of the date as of which (i) all the Registrable Common Shares have been sold pursuant to such Shelf Registration Statement (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) or (ii) each of the Holders is permitted to sell its Registrable Common Shares without registration pursuant to Rule 144 under the Securities Act or as otherwise permitted under Applicable Securities Laws (such period of effectiveness being the "Shelf Period"). Subject to Section 3(c), below, the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders not being able to offer and sell any such Registrable Common Shares during the Shelf Period, unless such action or omission is required by applicable Law.

          (c) Delay in Filing; Suspension of Registration. If the continued effectiveness of the Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a "Shelf Suspension"); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension (i) more than one time during any twelve-month period or (ii) for a period exceeding fifty (50) days on any such occasion (or seventy-five (75) days if such Adverse Disclosure relates to the filing of audited financial statements, or audited statements of revenues and expenses, of an acquired business). In the case of a Shelf Suspension, the Holders agree to suspend use of the Prospectus in the Shelf Registration Statement in connection with any such sale or purchase of or offer to sell or purchase Registrable Common Shares upon receipt of the notice referred to above. The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the Registrable Common Shares then outstanding.

          (d) Underwritten Offering. If the Holders of a majority of the Registrable Common Shares included in any offering pursuant to the Shelf Registration Statement so elect prior to the filing of any supplement to the Prospectus contained therein relating to such offering, such offering shall be in the form of an Underwritten Offering and the Company shall amend or supplement the Shelf Registration Statement, if appropriate. If any offering pursuant to a Shelf Registration Statement involves an Underwritten Offering, the Holders of a majority of the Registrable Common Shares included in such Underwritten Offering shall, after consulting with the Company, have the right to select the managing underwriter or underwriters to administer such Underwritten Offering, subject to the right of the Company to select one co-managing underwriter reasonably acceptable to such Holders for such Underwritten Offering.

     4. DEMAND REGISTRATION RIGHT.

          (a) Right to Demand; Notice to Holders. If, on or at any time after the Closing Date there is no currently effective Shelf Registration Statement on file with the Commission pursuant to which Holders may, from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement, offer and sell Registrable Common Shares, then, at any time up until the sixth (6th) anniversary of the Closing Date, the Holders of not less than 25% of the Registrable Common Shares may make a written request to the Company for registration of an offering under the Securities Act or other Applicable Securities Laws of all or part of the Registrable Common Shares held by such Holders, provided that the estimated market value of the Registrable Common Shares to be so registered is at least U.S.$20 million in the aggregate. Any such requested registration shall hereinafter be referred to as a "Demand Registration." Each request for a Demand Registration shall specify the aggregate amount of Registrable Common Shares to be registered and the intended methods of disposition thereof. Upon such request for a Demand Registration, the Company shall file a Registration Statement relating to such Demand Registration (the "Demand Registration Statement"), and shall use its reasonable best efforts promptly to cause to become effective the Demand Registration of such Registrable Common Shares under (i) the Securities Act and (ii) the "Blue Sky" laws of such jurisdictions as any Holder of Registrable Common Shares being registered under such Demand Registration or any underwriter, if any, reasonably requests. Promptly upon receipt of a request for a Demand Registration, the Company shall give notice of the request to all other Holders not a signatory to such request, notifying each such Holder of its right to participate in the Demand Registration.

          (b) Number of Demand Registrations. Subject to and in accordance with the provisions of Section 4(c), the Company shall be obligated to carry out up to four (4) Demand Registrations; provided, however, that, if a Shelf Registration is requested pursuant to Section 3(a) and a Shelf Registration Statement in connection therewith is declared effective by the Commission, such Shelf Registration shall count as a Demand Registration for purposes of the foregoing obligation of the Company to carry out up to four (4) Demand Registrations. The Company shall not be deemed to have effected a Demand Registration unless and until the Demand Registration Statement is declared effective and remains in effect until the earlier of

(i) the completion of the distribution pursuant thereto and (ii) such period of time, not exceeding two years, as requested by a majority of the Participating Holders. In the event that a Demand Registration is requested under this Section and Holders of the Registrable Common Shares requesting such Demand Registration later determine not to sell any of their Registrable Common Shares in connection with the Demand Registration requested, then prompt notice shall be given by such Holders to the Company that the registration requested is no longer required and that the request is thereby withdrawn. Upon receipt of such notice, the Company shall cease all efforts to secure registration and shall take all action necessary and reasonably practicable to prevent the commencement of effectiveness for any Demand Registration Statement that it is preparing or has prepared in connection with the withdrawn request; provided, however, that such registration shall be deemed a Demand Registration for purposes of Section 2.2(b), above, unless the (i) withdrawing Holders shall have paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in connection with the registration of such withdrawn Registrable Common Shares or (ii) two previous such withdrawals have occurred. No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied by reason of a wrongful act, misrepresentation or breach of an applicable underwriting agreement by the Company.

          (c) Limitation on Demand Registration. The Company shall be entitled to postpone for a reasonable period of time (not to exceed 90 days) the filing of any Registration Statement or other qualified document otherwise required to be prepared and filed by it pursuant to Section 4(a) hereof if, at the time it receives a request for such registration, (i) the Company is conducting or about to conduct an offering of its securities and the Company is advised by its investment banking firm that inclusion of such Registrable Common Shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such Registration Statement or other qualified document or (ii) compliance with such filing requirement would materially adversely affect (including, without limitation, through premature disclosure thereof) a proposed financing, reorganization, recapitalization, merger, acquisition, consolidation or similar transaction involving the Company.

          (d) Delay in Filing; Suspension of Registration. If the continued effectiveness of the Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Participating Holders, suspend use of the Demand Registration Statement (a "Demand Suspension"); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) more than one time with respect to any one Demand Registration or (ii) for a period exceeding fifty (50) days on any such occasion (or seventy-five (75) days if such Adverse Disclosure relates to the filing of audited financial statements, or audited statements of revenues and expenses, of an acquired business). In the case of a Demand Suspension, the Participating Holders agree to suspend use of the Prospectus related to the Demand Registration in connection with any such sale or purchase or offer to sell or purchase of Registrable Common Shares upon receipt of the notice referred to above. The Company shall immediately notify the Participating Holders upon the termination of any Demand Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and furnish to the Participating Holders such numbers of copies of the Prospectus as so amended or supplemented as the Participating Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the Registrable Common Shares included in the offering pursuant to such Demand Registration Statement.

          (e) Underwritten Offering. If the Holders of a majority of the Registrable Common Shares included in any offering pursuant to a Demand Registration Statement so elect prior to the filing thereof, such offering shall be in the form of an Underwritten Offering. If any offering pursuant to a Demand Registration involves an Underwritten Offering, the Holders of a majority of the Registrable Common Shares included in such Underwritten Offering shall, after consulting with the Company, have the right to select the managing underwriter or underwriters to administer such Underwritten Offering, subject to the right of the Company to select one co-managing underwriter reasonably acceptable to such Holders for such Underwritten Offering.

     5. BLACK-OUT PERIODS.

          (a) Restrictions on Public Sale by Holders. To the extent not inconsistent with applicable Law, each Holder agrees not to effect any public sale or distribution of Subject Common Shares, other Common Shares or a security of the Company or any securities convertible into or exchangeable or exercisable for Common Shares, during the seven days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement or other qualified document, or, in the case of an Underwritten Offering pursuant to a Shelf Registration Statement, the date of the closing under the underwriting agreement entered into in connection therewith (except for a sale or distribution that is part of the registration to which such Registration Statement relates), if and to the extent requested in writing (with reasonable prior notice), by (i) the Company in the case of a public offering by the Company other than an Underwritten Offering, or (ii) the managing underwriter or underwriters in the case of an Underwritten Offering.

          (b) Restrictions on Public Sale by Company. To the extent not inconsistent with applicable Law, the Company agrees not to effect any public sale or distribution of Subject Common Shares, other Common Shares or a security of the Company or any securities convertible into or exchangeable or exercisable for Common Shares, during the seven days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement or other qualified document, or, in the case of an Underwritten Offering pursuant to a Shelf Registration Statement, the date of the closing under the underwriting agreement entered into in connection therewith (except for a sale or distribution that is part of the registration to which such Registration Statement relates), if and to the extent requested in writing (with reasonable prior notice), by (i) Holders of a majority of the Registrable Common Shares in the case of a public offering by the Company other than an Underwritten Offering or (ii) the managing underwriter or underwriters in the case of an Underwritten Offering. The Company agrees to use all reasonable efforts to obtain from each holder of restricted Common Shares or restricted securities convertible into or exchangeable or exercisable for Common Shares of the Company, which restricted Common Shares or securities are acquired on or after the date hereof and with respect to which the Company has granted registration rights in accordance with Section 9(a), an agreement not to effect any public sale or distribution of such securities (other than securities purchased in a public offering) during any such period referred to in this paragraph, except as part of any such registration if permitted. Without limiting the foregoing, if after the date hereof the Company grants any Person (other than a Holder) any rights to demand or participate in, a registration, the Company agrees that the agreement with respect thereto shall include such Person's agreement as contemplated by the previous sentence.

     6. REGISTRATION PROCEDURES.

          In connection with the Company's registration obligations under Sections 2, 3, or 4 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Common Shares in accordance with the intended method of disposition, as quickly as practicable, and in connection with any such request and with any Demand Registration, the Company will as expeditiously as possible:

          (a) prepare and file a Registration Statement or other qualified document under the Applicable Securities Laws which includes the Registrable Common Shares and use its best efforts to cause such Registration Statement or other qualified document to become effective;

          (b) prepare and file such amendments and post-effective amendments to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement or other qualified document effective for a period of not less than 120 days (in the case of a registration referred to in Section 2) or, in the case of a Demand Registration, such period of time, not exceeding two years, as requested by the Holders requesting such Demand Registration (or such shorter period as shall be necessary to permit Participating Holders to complete the distribution of the Registrable Common Shares to which such Registration Statement or other qualified document relates in accordance with its intended methods of distribution) and to comply with the provisions of Applicable Securities Laws with respect to the disposition of all Registrable Common Shares covered by the Registration Statement or other qualified document for the period required to effect the distribution thereof, but in no event shall the Company be required to do so for a period of more than 120 days (in the case of a registration referred to in Section 2) or two years (in the case of a Demand Registration) following the effective date of such Registration Statement or other qualified document;

          (c) furnish to Participating Holders and the underwriter or underwriters, if any, and to counsel to Participating Holders and underwriters such number of conformed copies of the Registration Statement and post-effective amendment thereto, upon request, and such number or copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as Participating Holders or such underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Common Shares being sold by Participating Holders (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by Participating Holders and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Common Shares covered by the Prospectus or any amendment or supplement thereto);

          (d) notify all Participating Holders and the underwriters, if any, at any time when a Prospectus relating thereto is required to be delivered under Applicable Securities Laws, when the Company becomes aware of the happening of any event as a result of which any Prospectus included in such Registration Statement or other qualified document (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, as promptly as possible thereafter, prepare and file pursuant to Applicable Securities Laws and furnish a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Common Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) on or prior to the date on which the Registration Statement or other qualified document is declared effective, use its best efforts to register or qualify the Registrable Common Shares covered by the Registration Statement or other qualified documents for offer and sale under the Applicable Securities Laws of each jurisdiction as any Participating Holder or underwriter requests in writing, and to cooperate with each Participating Holder, the underwriter or underwriters, if any, and their counsel, in connection therewith; to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such Registration Statement or other qualified document is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Common Shares covered by the applicable Registration Statement or other qualified document;

          (f) cooperate with Participating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Common Shares to be sold under the Registration Statement or other qualified document, and enable such Common Shares to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or any Participating Holder may request;

          (g) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions (including, without limitation, delivery of customary legal opinions and officers' certificates) as any Participating Holder reasonably requests in order to expedite or facilitate the disposition of such Registrable Common Shares;

          (h) make available for inspection by any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable it to exercise its due diligence responsibility provided such parties, if requested, have entered into a confidentiality agreement with the Company; and

          (i) use its best effort to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as any Participating Holder or the underwriter reasonably requests.

          Each Participating Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (d) of this
Section 6, will immediately discontinue disposition of the Registrable Common Shares until receipt by such Participating Holder of the copies of the supplemented or amended Prospectus contemplated by subsection (d) of this
Section 6 and copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, each Participating Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in each such Participating Holder's possession, of the Prospectus covering such Registrable Common Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in subsection (b) of this Section 6 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Participating Holder shall have received (y) the copies of the supplemented or amended Prospectus contemplated by subsection (d) of this Section 6 and copies of any additional or supplemental filings which are incorporated by reference in the Prospectus or (z) the Advice.

     7. REGISTRATION EXPENSES.

          (a) Registration in the United States or Any Political Subdivision Thereof. In the event of distribution of Registrable Common Shares in the United States or any political subdivision thereof pursuant to this Agreement, the Company will bear all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all Commission, National Association of Securities Dealers, Inc., NYSE and TSE registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with determination of eligibility for investment and blue sky qualifications of the Registrable Common Shares), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters (if requested by the underwriter) required by or incident to such performance), reasonable fees and disbursements of counsel selected by Participating Holders, securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, the reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities and fees and expenses of other Persons retained by the Company (all such expenses being referred to herein as "Registration Expenses") and excluding any fees and disbursements of underwriters not customarily paid by the issuers or sellers of securities, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Common Shares and the fees and expenses of counsel to the underwriters other than as provided above; provided, however, that, the Holders shall be responsible for Registration Expenses in connection with any one (1) of the four (4) permitted Demand Registrations (including any Shelf Registration) so elected by the Holders of a majority of the Registrable Common Shares included in such Demand Registration (or by Holders of a majority of the Registrable Common Shares outstanding at the time a Shelf Registration is requested).

          (b) Qualification in Canada or Any Political Subdivision Thereof. In the event that any Participating Holder exercises its rights pursuant to Section 2 of this Agreement in connection with a qualification or registration of Registrable Common Shares under Applicable Securities Laws of Canada or any political subdivision thereof, each Participating Holder shall pay its allocable share of the expenses incurred by the Company in connection with the registration or other qualification based upon the offering price of the Registrable Common Shares it has sold divided by the total offering price of the securities covered by the registration or other qualification.

     8. INDEMNIFICATION; CONTRIBUTION.

          (a) Indemnification by the Company. The Company agrees to indemnify, protect and hold harmless, to the full extent permitted by applicable Law, each Holder, its partners, officers, directors, employees and agents, the general partner of any general partner, the partners, officers, directors, employees and agents of any general partner's general partner, any investment partnership of which a Holder is the general partner, and each partner of such investment partnership, and any agent or investment adviser of any thereof, and each person who controls any such person (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses arising out of or based on any untrue or allegedly untrue statement of material fact contained in any Registration Statement, other qualified document or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except to the extent, and only to the extent, that the same are caused by or contained in any information which any such Holder furnished in writing to the Company expressly for use therein or by any such Holder's failure to deliver to a purchaser of securities a copy of the Prospectus, other qualified document or any amendments thereof or supplements thereto at a time when such Holder is required by Applicable Securities Laws to do so after the Company has furnished it with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify, protect and hold harmless the underwriters thereof, selling brokers, dealer managers, and similar securities industries professionals, their officers, directors, employees, agent and each person who controls any such person (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Holders.

          (b) Indemnification by Holders. In connection with any Registration Statement or other qualified document in which a Holder is participating, such Holder will furnish to the Company in writing such customary information with respect to such Holder as the Company reasonably requests for use in connection with any such Registration Statement, other qualified document or any amendment thereof or supplement thereto and agrees to indemnify, to the extent permitted by applicable Law, the Company, its directors, employees, agents, officers, and each person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based on any untrue or allegedly untrue statement of a material fact contained in any Registration Statement, other qualified document or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is caused by or contained in any information which such Holder furnished in writing to the Company expressly for use therein or by such Holder's failure to deliver to a purchaser of securities a copy of the Prospectus, or other qualified document or any amendments thereof or supplements thereto at a time when such Holder is required by the Securities Act to do so after the Company has furnished it with a sufficient number of copies of the same. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Common Shares giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses with respect to such claim of more than one counsel (and one local counsel) for the indemnified party with respect to which a claim has been asserted (which fees and expenses will be paid as they are billed to the indemnified party) unless in the reasonable judgment of such indemnified party (based on a written opinion of counsel) a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as shall be necessary to eliminate such conflicts in connection with the representation of indemnified parties, such fees and expenses to be paid as they are billed to the indemnified party.

            (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
Section 8 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and each Holder shall contribute to the losses, claims, damages, liabilities and expenses described herein, in such proportions so that the portion thereof for which each Holder shall be responsible shall be limited to the portion determined by a court or the parties to any settlement to arise out of or to be based on any untrue statement of material fact contained in a Registration Statement, or other qualified document, or any amendment thereof or supplement thereto or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, caused by or contained in any information which each such Holder furnished in writing to the Company expressly for use therein or by such Holder's failure to deliver to a purchaser of securities a copy of the Prospectus, or other qualified document or any amendments to supplements thereto at a time when such Holder is required by Applicable Securities Laws to do so after the Company has furnished it with a sufficient number of copies of the same, and the Company shall be responsible for the balance (subject to any other rights the Company may have against any other selling holder the securities of which were included in such Registration Statement, or other qualified document, amendment or supplement); provided, that the liability of each Holder shall in no event exceed the net proceeds from the Registrable Common Shares sold by it thereunder. The Company and Holders agree that it would not be just and equitable if their respective obligations to contribute were to be determined by pro rata allocation, by reference to the proceeds realized by them or in any manner which does not take into account the equitable considerations set forth in this Section 8(d).

     9. MISCELLANEOUS.

          (a) Limitations on Subsequent Registration Rights. The Company agrees and covenants that it will not grant or allow, or amend or waive any provision of any agreement providing registration rights to provide, any persons or entities any registration rights with respect to any securities of the Company held by such persons or entities that are better than the rights granted to Holders hereunder, nor shall the Company grant any persons or entities any registration rights which would result in such persons or entities being able to register their shares prior to Registrable Common Shares held by all Holders or on demand without the full, pro rata participation of all Holders in any such Demand Registration.

          (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of Registrable Common Shares.

          (c) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid to (i) the Company and Partners II as provided in the Stock Purchase Agreement and to (ii) Partners I and Parallel I as set forth below. Notices sent by mail shall be effective two days after mailing; notices sent by telex shall be effective when answered back; notices sent by telecopier shall be effective when receipt is acknowledged; and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

            If to Partners I:   TPG Partners, L.P.
                                201 Main Street
                                Suite 2420
                                Fort Worth, Texas 76102
                                Attention: James J. O'Brien

            If to Parallel I:   TPG Parallel I, L.P.
                                201 Main Street
                                Suite 2420
                                Fort Worth, Texas 76102
                                Attention: James J. O'Brien

          (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, it being understood that no assignment shall increase the number of Demand Registrations (including Shelf Registrations) available under this Agreement.

          (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

          (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

          (i) Entire Agreement. This Agreement, together with the Stock Purchase Agreement and the documents contemplated thereby, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Stock Purchase Agreement (including the exhibits thereto) and the documents contemplated thereby supersede all prior agreements and understandings between the parties with respect to such subject matter, including the Registration Rights Agreement dated as of December 21, 1995 by and among the Company, Partners I and Parallel I, as amended.

          (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or the Stock Purchase Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          (k) No Inconsistent Agreements. None of the Company, Partners I, Partners II or Parallel I will on or after the date of this Agreement enter into any agreement with respect to the Subject Common Shares which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof. Nothing herein shall limit the rights of Partners I, Partners II and Parallel I pursuant to securities rules, regulations and laws of Canada.

          (l) Enforcement. It is specifically agreed and understood that monetary damages would not adequately compensate the non-breach parties for the breaching of this Agreement and this Agreement shall therefore be specifically enforceable, and any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order, without necessity of bond or other security.

          IN WITNESS WHEREOF, the parties shave executed this Agreement as of the Effective Date.

                                       DENBURY RESOURCES INC.


                                       By:_____________________________________




                                       TPG PARTNERS, L.P.

                                       By:  TPG GenPar, L.P., its general
                                       partner

                                       By:  TPG Advisors, Inc., its general
                                       partner


                                       By:_____________________________________




                                       TPG PARALLEL I, L.P.

                                       By:  TPG GenPar, L.P., its general
                                       partner
                                       By:  TPG Advisors, Inc., its general
                                       partner


                                       By:_____________________________________




                                       TPG PARTNERS II, L.P.

                                       By:  TPG GenPar II, L.P., its general
                                       partner
                                       By:  TPG Advisors II, Inc., its
                                       general partner


                                       By:_____________________________________